UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest events reported)	December 6, 2005
(November 30, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

1-6986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

2-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
4100 International Plaza,
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01     Entry Into a Material Definitive Agreement.

Stipulation

As previously reported, in July 2005, Public Service Company of New Mexico ("PNM"), a wholly owned subsidiary of PNM Resources, Inc. ("PNMR" or the "Company"), filed with the New Mexico Public Regulation Commission ("NMPRC") an application for a Certificate of Public Convenience and Necessity ("CCN") in which PNM requested NMPRC approval to operate the Afton generating station ("Afton") as a public utility plant and include in PNM's retail rate base in its next retail electric rate case the costs associated with the conversion of Afton from a combustion turbine to a combined cycle unit.  PNM currently operates Afton as a merchant plant.  On November 30, 2005, PNM filed a joint stipulation with the NMPRC that would allow PNM to convert Afton to a combined cycle plant and bring Afton into retail rates effective January 1, 2008 ("Stipulation").  The Stipulation is subject to approval by the NMPRC.

Parties to the Stipulation

PNM entered into the Stipulation with the Staff of the Utility Division of the NMPRC; the New Mexico Industrial Energy Consumers; the Attorney General of the State of New Mexico and the Coalition for Clean Affordable Energy.

Summary of Significant Stipulation Terms

  Afton must be in service within eighteen months of a NMPRC final order approving the Stipulation or by December 31, 2007, whichever is earlier.

  The Afton book value for ratemaking in PNM's 2007 rate case will be the lower of the actual cost to construct or $187.6 million.  PNM and TNMP would be unable to recover costs of conversion of Afton to a combined cycle plant in excess of the $187.6 million for ratemaking purposes.

  Allocation of the Afton costs will be 50% to the New Mexico customers of Texas-New Mexico Power Company ("TNMP"), a wholly owned subsidiary of PNMR, and 50% to PNM customers, until PNM and TNMP rates equalize, which is expected in the 2010-2015 timeframe.

  PNM will work towards avoiding reinstatement of a fuel adjustment clause in future rate cases.

Other

A hearing on the Stipulation is scheduled for February 8 and 9, 2006.  One party separate from the parties to the Stipulation has opposed the Stipulation.

General

The Stipulation will be filed as an exhibit to the Company's Form 10-K for the year ended December 31, 2005.

Item 2.06     Material Impairments.

As previously reported, PNM had planned to convert Afton to a combined-cycle unit using a turbine currently in storage with a book value of $24.3 million.  As part of the negotiations associated with the Stipulation, PNM has determined that an alternative equipment configuration will be used and the turbine in storage will not be used.

On December 6, 2005, Company management determined that it will evaluate other alternatives, including a possible sale.  PNM surveyed the industry for valuation of a steam turbine generator system similar to the one it owns.  Based on its survey, Company management has determined that an estimated impairment charge approaching $15 million will be recorded in December 2005.  The charge will be included in the Company's results of operations for the year ended December 31, 2005 as a non-recurring item.

Item 8.01 Other Events.

As previously reported, in October 2005, PNMR issued $100 million of equity-linked securities, known as Hybrid Income Term Security ("HITS") Units, to Cascade Investment, L.L.C. ("Cascade").  As reported, the final accounting for the HITS Units was under review.

In December 2005, the Company finalized the accounting for this transaction and also determined it will recognize a non-recurring charge of approximately $7 million based on the increase in PNMR's stock price from August 2004, when the agreement with Cascade was signed, to October 2005, when the HITS were issued.  Company management believes that it received the benefits of the transaction expected when it entered into the agreement in August 2004.  This non-recurring charge has no effect on the ultimate delivery of shares to Cascade or Cascade proceeds received by the Company.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements made in this report that relate to future events or the Company's expectations, projections, estimates, intentions, goals, targets and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-looking statements, the Company cautions you not to place undue reliance on these statements.  Many factors could cause actual results to differ, and will affect the Company's future financial condition, cash flow and operating results.  These factors include the availability of cash from TNP Enterprises, Inc. and its subsidiaries, the risks that the businesses will not be integrated successfully, the risk that the benefits of the acquisition will not be fully realized or will take longer to realize than expected, disruption from the acquisition making it more difficult to maintain relationships with customers, employees, suppliers or other third parties, the outcome of any appeals of the Public Utility Commission of Texas order in the stranded cost true-up proceeding or the acquisition proceeding, the ability of First Choice Power to attract and retain customers, changes in Electric Reliability Council of Texas protocols, changes in the cost of power acquired by First Choice Power, collections experience, insurance coverage available for claims made in litigation, interest rates, weather (including impacts on the Company of the hurricanes in the Gulf Coast region), water supply, fuel costs, availability of fuel supplies, risk management and commodity risk transactions, seasonality and other changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, the market for electrical generating equipment, the ability of the Company to secure long-term power sales, the risks associated with completion of the construction of Luna Energy Facility, including construction delays and unanticipated cost overruns, state and federal regulatory and legislative decisions and actions, the outcome of legal proceedings, changes in applicable accounting principles and the performance of state, regional and national economies.  For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company's forward-looking statements, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and the Company's current and future Current Reports on Form 8-K, filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: December 6, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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